POLICY MANAGEMENT SYSTEMS CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN

                              FINANCIAL STATEMENTS
                           AND SUPPLEMENTAL SCHEDULES


                 For the years ended December 31, 1998 and 1997

                     With Report of Independent Accountants


                      POLICY MANAGEMENT SYSTEMS CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN

            Index to Financial Statements and Supplemental Schedules




                                                                       Page

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . .        2

FINANCIAL STATEMENTS:

Statements of Net Assets Available for Plan Benefits,
  with Fund Information as of December 31, 1998 and 1997. . . . . . .    3 - 8

Statements of Changes in Net Assets Available for Plan Benefits, with
  Fund Information for the years ended December 31, 1998 and 1997 . .   9 - 15

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . .  16 - 20


SUPPLEMENTAL SCHEDULES:

Form 5500, Item 27(a) - Schedule of Assets Held
  for Investment Purposes, as of December 31, 1998. . . . . . . . . .       22

Form 5500, Item 27(d) - Schedule of Reportable
  Transactions for the year ended December 31, 1998 . . . . . . . . .       23


EXHIBITS:

Consent of Independent Accountants, annexed hereto. . . . . . . . . .       24

                                     ------
                        REPORT OF INDEPENDENT ACCOUNTANTS


To  the  Administrative  Committee  of
  Policy  Management  Systems  Corporation  401(k)  Retirement  Savings  Plan

In our opinion, the accompanying statements of net assets available for plan benefits and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the net assets available for benefits of the Policy Management Systems Corporation 401(k) Retirement Savings Plan at December 31, 1998 and 1997 and the changes in net assets available for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of Schedule of Assets Held for Investment Purposes and Schedule of Reportable Transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statement of net assets available for plan benefits and the statement of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules are the responsibility of the Plan's management. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                               PricewaterhouseCoopers  LLP

Atlanta,  Georgia
June 29, 1999


                             POLICY MANAGEMENT SYSTEMS CORPORATION
                                401(K) RETIREMENT SAVINGS PLAN
          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                    AS OF DECEMBER 31, 1998



                                Fidelity     Fidelity     Fidelity     MAS
                                Retirement   Puritan      Magellan     Fixed
                                Loan         Government   Mutual       Mutual       Income
                                -----------  -----------  -----------  -----------  ----------
ASSETS

Investments, at current value:
  Short-term investments . . .  $         -  $         -  $         -  $         -  $        -
  Mutual funds . . . . . . . .            -   18,647,464   28,860,112   43,258,709   3,830,220
  Common stock . . . . . . . .            -            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------
       Total Investments . . .            -   18,647,464   28,860,112   43,258,709   3,830,220
                                -----------  -----------  -----------  -----------  ----------

Receivables:
  Loans receivable . . . . . .    3,515,222            -            -            -           -
  Miscellaneous receivable . .            -            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------
       Total Receivables . . .    3,515,222            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------

       Cash. . . . . . . . . .            -            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------

           Total Assets. . . .    3,515,222   18,647,464   28,860,112   43,258,709   3,830,220
                                -----------  -----------  -----------  -----------  ----------

LIABILITIES

  Accounts payable . . . . . .            -            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------
         Total Liabilities . .            -            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------

          Net assets available
             for plan benefits  $ 3,515,222  $18,647,464  $28,860,112  $43,258,709  $3,830,220
                                ===========  ===========  ===========  ===========  ==========



Continued on next page

See accompanying notes.


                        POLICY MANAGEMENT SYSTEMS CORPORATION
                           401(K) RETIREMENT SAVINGS PLAN
     STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                               AS OF DECEMBER 31, 1998
                                     (CONTINUED)



                                PIMCO        Fidelity
                                PMSC         Brokerage-   Mid-Cap     Diversified
                                Stock        link         Growth      International
                                -----------  -----------  ----------  --------------
ASSETS

Investments, at current value:
  Short-term investments . . .  $   633,436  $         -  $        -  $            -
  Mutual funds . . . . . . . .            -            -   6,685,518       2,569,785
  Common stock . . . . . . . .   34,586,440      708,416           -               -
                                -----------  -----------  ----------  --------------
       Total Investments . . .   35,219,876      708,416   6,685,518       2,569,785
                                -----------  -----------  ----------  --------------

Receivables:
  Loans receivable . . . . . .            -            -           -               -
  Miscellaneous receivable . .            -       17,131           -               -
                                -----------  -----------  ----------  --------------
       Total Receivables . . .            -       17,131           -               -
                                -----------  -----------  ----------  --------------

       Cash. . . . . . . . . .            -      519,938           -               -
                                -----------  -----------  ----------  --------------

           Total Assets. . . .   35,219,876    1,245,485   6,685,518       2,569,785
                                -----------  -----------  ----------  --------------

LIABILITIES

  Accounts payable . . . . . .            -            -           -               -
                                -----------  -----------  ----------  --------------
         Total Liabilities . .            -            -           -               -
                                -----------  -----------  ----------  --------------

          Net assets available
             for plan benefits  $35,219,876  $ 1,245,485  $6,685,518  $    2,569,785
                                ===========  ===========  ==========  ==============



Continued on next page

See accompanying notes.


                      POLICY MANAGEMENT SYSTEMS CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN
   STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                             AS OF DECEMBER 31, 1998
                                   (CONTINUED)



                                MAS         NB          Spartan
                                Value       Genesis     Equity
                                Advisor     Trust       Index          Total
                                ----------  ----------  ----------  ------------
ASSETS

Investments, at current value:
  Short-term investments . . .  $        -  $        -  $        -  $    633,436
  Mutual funds . . . . . . . .   2,203,558   3,769,608   4,812,180   114,637,154
  Common stock . . . . . . . .           -           -           -    35,294,856
                                ----------  ----------  ----------  ------------
      Total Investments. . . .   2,203,558   3,769,608   4,812,180   150,565,446
                                ----------  ----------  ----------  ------------

Receivables:
  Loans receivable . . . . . .           -           -           -     3,515,222
  Miscellaneous receivable . .           -           -           -        17,131
                                ----------  ----------  ----------  ------------
       Total Receivables . . .           -           -           -     3,532,353
                                ----------  ----------  ----------  ------------

Cash . . . . . . . . . . . . .           -           -           -       519,938
                                ----------  ----------  ----------  ------------

          Total Assets . . . .   2,203,558   3,769,608   4,812,180   154,617,737
                                ----------  ----------  ----------  ------------

LIABILITIES

  Accounts payable . . . . . .           -           -           -             -
                                ----------  ----------  ----------  ------------
         Total Liabilities . .           -           -           -             -
                                ----------  ----------  ----------  ------------

          Net assets available
             for plan benefits  $2,203,558  $3,769,608  $4,812,180  $154,617,737
                                ==========  ==========  ==========  ============



See accompanying notes.


                             POLICY MANAGEMENT SYSTEMS CORPORATION
                                401(K) RETIREMENT SAVINGS PLAN
          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                    AS OF DECEMBER 31, 1997



                                Fidelity     Fidelity     Fidelity     Evergreen
                                Retirement   Puritan      Magellan     Short-Int.
                                Loan         Government   Mutual       Mutual       Bond
                                -----------  -----------  -----------  -----------  ----------
ASSETS

Investments, at current value:
  Short-term investments . . .  $         -  $         -  $        28  $         3  $        1
  Mutual funds . . . . . . . .            -   17,586,013   24,438,043   30,208,172   3,469,841
  Common stock . . . . . . . .            -            -            -            -           -
                                -----------  -----------  -----------  -----------  ----------
       Total Investments . . .            -   17,586,013   24,438,071   30,208,175   3,469,842
                                -----------  -----------  -----------  -----------  ----------

Receivables:
  Loans receivable . . . . . .    3,065,511            -            -            -           -
  Accrued interest receivable.            -            -            -            -      18,882
                                -----------  -----------  -----------  -----------  ----------
       Total Receivables . . .    3,065,511            -            -            -      18,882
                                -----------  -----------  -----------  -----------  ----------

       Cash. . . . . . . . . .        2,675       80,206          167          272          30
                                -----------  -----------  -----------  -----------  ----------

           Total Assets. . . .    3,068,186   17,666,219   24,438,238   30,208,447   3,488,754
                                -----------  -----------  -----------  -----------  ----------

LIABILITIES

  Accounts payable . . . . . .            -       80,032            -            -           -
                                -----------  -----------  -----------  -----------  ----------
         Total Liabilities . .            -       80,032            -            -           -
                                -----------  -----------  -----------  -----------  ----------

          Net assets available
             for plan benefits  $ 3,068,186  $17,586,187  $24,438,238  $30,208,447  $3,488,754
                                ===========  ===========  ===========  ===========  ==========



Continued on next page

See accompanying notes.


                        POLICY MANAGEMENT SYSTEMS CORPORATION
                           401(K) RETIREMENT SAVINGS PLAN
     STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                               AS OF DECEMBER 31, 1997
                                     (CONTINUED)



                                Smith        Smith         Smith
                                PMSC         Barney        Barney          Barney
                                Stock        Fundamental   International   Equities
                                -----------  ------------  --------------  ---------
ASSETS

Investments, at current value:
  Short-term investments . . .  $       580  $          9  $            2  $       -
  Mutual funds . . . . . . . .            -     6,271,240       2,382,974          -
  Common stock . . . . . . . .   23,484,051             -               -          -
                                -----------  ------------  --------------  ---------
       Total Investments . . .   23,484,631     6,271,249       2,382,976          -
                                -----------  ------------  --------------  ---------

Receivables:
  Loans receivable . . . . . .            -             -               -          -
  Accrued interest receivable.            -             -               -          -
                                -----------  ------------  --------------  ---------
       Total Receivables . . .            -             -               -          -
                                -----------  ------------  --------------  ---------

       Cash. . . . . . . . . .          290       364,053              15          -
                                -----------  ------------  --------------  ---------

           Total Assets. . . .   23,484,921     6,635,302       2,382,991          0
                                -----------  ------------  --------------  ---------

LIABILITIES

  Accounts payable . . . . . .            -       364,018               -          -
                                -----------  ------------  --------------  ---------
         Total Liabilities . .            -       364,018               -          -
                                -----------  ------------  --------------  ---------

          Net assets available
             for plan benefits  $23,484,921  $  6,271,284  $    2,382,991  $       0
                                ===========  ============  ==============  =========



Continued on next page

See accompanying notes.


                        POLICY MANAGEMENT SYSTEMS CORPORATION
                           401(K) RETIREMENT SAVINGS PLAN
     STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                               AS OF DECEMBER 31, 1997
                                     (CONTINUED)



                                Evergreen   Putnam OTC   First Union
                                Growth &     & Emerging  Enhanced
                                Income      Growth       Stock Market    Total
                                ----------  -----------  -------------  ------------
ASSETS

Investments, at current value:
  Short-term investments . . .  $    3,045  $         1  $           1  $      3,670
  Mutual funds . . . . . . . .   1,722,951    4,324,049      1,294,212    91,697,495
  Common stock . . . . . . . .           -            -              -    23,484,051
                                ----------  -----------  -------------  ------------
      Total Investments. . . .   1,725,996    4,324,050      1,294,213   115,185,216
                                ----------  -----------  -------------  ------------

Receivables:
  Loans receivable . . . . . .           -            -              -     3,065,511
  Accrued interest receivable.           -            -              -        18,882
                                ----------  -----------  -------------  ------------
       Total Receivables . . .           -            -              -     3,084,393
                                ----------  -----------  -------------  ------------

Cash . . . . . . . . . . . . .          61           61             30       447,860
                                ----------  -----------  -------------  ------------

          Total Assets . . . .   1,726,057    4,324,111      1,294,243   118,717,469
                                ----------  -----------  -------------  ------------

LIABILITIES

  Accounts payable . . . . . .           -            -              -       444,050
                                ----------  -----------  -------------  ------------
         Total Liabilities . .           -            -              -       444,050
                                ----------  -----------  -------------  ------------

          Net assets available
             for plan benefits  $1,726,057  $ 4,324,111  $   1,294,243  $118,273,419
                                ==========  ===========  =============  ============



See accompanying notes.


                                     POLICY MANAGEMENT SYSTEMS CORPORATION
                                        401 (K) RETIREMENT SAVINGS PLAN
             STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                     FOR THE YEAR ENDED DECEMBER 31, 1998



                                            Fidelity      Fidelity     Fidelity      MAS
                                            Retirement    Puritan      Magellan      Fixed
                                            Loan          Government   Mutual        Mutual        Income
                                            ------------  -----------  ------------  ------------  -----------
Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $         -   $         -  $ 1,255,449   $ 7,531,157   $ (141,569)
    Dividends and interest . . . . . . . .            -       964,667    2,930,477     2,880,001      345,622
                                            ------------  -----------  ------------  ------------  -----------
                                                      -       964,667    4,185,926    10,411,158      204,053
                                            ------------  -----------  ------------  ------------  -----------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .            -             -            -             -            -
     Employee. . . . . . . . . . . . . . .            -     1,865,421    2,907,503     3,645,746      389,953
                                            ------------  -----------  ------------  ------------  -----------
                                                      -     1,865,421    2,907,503     3,645,746      389,953
                                            ------------  -----------  ------------  ------------  -----------

  Transfers. . . . . . . . . . . . . . . .       (2,200)      955,681     (717,271)    1,490,087    3,483,043
  Loan repayments. . . . . . . . . . . . .   (1,242,257)      137,397      349,376       434,870       39,563
  Other additions. . . . . . . . . . . . .        1,125        23,777          381         2,447            -
                                            ------------  -----------  ------------  ------------  -----------
       Total Additions (Deductions). . . .   (1,243,332)    3,946,943    6,725,915    15,984,308    4,116,612
                                            ------------  -----------  ------------  ------------  -----------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .       60,594     2,077,279    1,099,258     1,661,173      125,920
    Forfeitures. . . . . . . . . . . . . .            -         2,038          (94)          (44)           -
    Loan disbursements . . . . . . . . . .   (2,282,847)      390,888      389,885       580,711       37,616
    Other deductions . . . . . . . . . . .            -        93,540        5,912        17,522          388
                                            ------------  -----------  ------------  ------------  -----------
         Total Deductions (Additions). . .   (2,222,253)    2,563,745    1,494,961     2,259,362      163,924
                                            ------------  -----------  ------------  ------------  -----------

   Net increases (decreases) . . . . . . .      978,921     1,383,198    5,230,954    13,724,946    3,952,688
                                            ------------  -----------  ------------  ------------  -----------

Transfers out. . . . . . . . . . . . . . .       92,243       516,383      809,080       794,684      122,468

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .    3,068,186    17,586,187   24,438,238    30,208,447            0
                                            ------------  -----------  ------------  ------------  -----------
     End of year . . . . . . . . . . . . .  $ 3,954,864   $18,453,002  $28,860,112   $43,138,709   $3,830,220
                                            ============  ===========  ============  ============  ===========



Continued on next page

See accompanying notes.


                                           POLICY MANAGEMENT SYSTEMS CORPORATION
                                              401 (K) RETIREMENT SAVINGS PLAN
                   STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                            FOR THE YEAR ENDED DECEMBER 31, 1998
                                                        (CONTINUED)



                                            PIMCO         Fidelity     MAS
                                            PMSC          Brokerage-   Mid-Cap      Diversified      Value
                                            Stock         link         Growth       International    Advisor
                                            ------------  -----------  -----------  ---------------  -----------

Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $10,984,834   $         -    (330,451)  $     (114,659)  $ (647,343)
    Dividends and interest . . . . . . . .      (12,478)            -     299,915           96,690      366,670
                                            ------------  -----------  -----------  ---------------  -----------
                                             10,972,356             -     (30,536)         (17,969)    (280,673)
                                            ------------  -----------  -----------  ---------------  -----------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .    5,265,815             -           -                -            -
     Employee. . . . . . . . . . . . . . .      792,587             -     699,775          358,118      449,594
                                            ------------  -----------  -----------  ---------------  -----------
                                              6,058,402             -     699,775          358,118      449,594
                                            ------------  -----------  -----------  ---------------  -----------

  Transfers. . . . . . . . . . . . . . . .   (2,984,941)    1,114,987   6,335,739        2,433,025    2,107,485
  Loan repayments. . . . . . . . . . . . .      250,859             -      45,598           30,757       18,192
  Other additions. . . . . . . . . . . . .       (8,136)      130,498           -                -            -
                                            ------------  -----------  -----------  ---------------  -----------
       Total Additions (Deductions). . . .   14,288,540     1,245,485   7,050,576        2,803,931    2,294,598
                                            ------------  -----------  -----------  ---------------  -----------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .      934,652             -     205,231          101,647       32,497
    Forfeitures. . . . . . . . . . . . . .       (1,885)            -           -                -            -
    Loan disbursements . . . . . . . . . .      595,959             -      47,260           34,311       32,075
    Other deductions . . . . . . . . . . .       22,002             -         115               38           39
                                            ------------  -----------  -----------  ---------------  -----------
         Total Deductions (Additions). . .    1,550,728             -     252,606          135,996       64,611
                                            ------------  -----------  -----------  ---------------  -----------

   Net increases (decreases) . . . . . . .   12,737,812     1,245,485   6,797,970        2,667,935    2,229,987
                                            ------------  -----------  -----------  ---------------  -----------

Transfers out. . . . . . . . . . . . . . .    1,128,037             -     112,452           98,150       26,429

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .   23,484,921             0           0                0            0   4,409,204
                                            ------------  -----------  -----------  ---------------  -----------  ---------
     End of year . . . . . . . . . . . . .  $35,094,696   $ 1,245,485  $6,685,518   $    2,569,785   $2,203,558
                                            ============  ===========  ===========  ===============  ===========



Continued on next page

See accompanying notes.


                              POLICY MANAGEMENT SYSTEMS CORPORATION
                                 401 (K) RETIREMENT SAVINGS PLAN
      STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                              FOR THE YEAR ENDED DECEMBER 31, 1998
                                           (CONTINUED)




                                            NB           Spartan     Evergreen     Smith
                                            Genesis      Equity      Short-Int.    Barney
                                            Trust        Index       Bond          Fundamental
                                            -----------  ----------  ------------  -------------
Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $ (616,821)  $  433,523  $      (428)  $    517,602
    Dividends and interest . . . . . . . .      59,314       70,430       61,880          1,256
                                            -----------  ----------  ------------  -------------
                                              (557,507)     503,953       61,452        518,858
                                            -----------  ----------  ------------  -------------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .           -            -            -              -
     Employee. . . . . . . . . . . . . . .     579,749      625,750      126,603        248,795
                                            -----------  ----------  ------------  -------------
                                               579,749      625,750      126,603        248,795
                                            -----------  ----------  ------------  -------------

  Transfers. . . . . . . . . . . . . . . .   3,906,569    3,810,335   (3,584,206)    (6,889,327)
  Loan repayments. . . . . . . . . . . . .      39,258       32,423       13,822         32,463
  Other additions. . . . . . . . . . . . .           -            -           52            110
                                            -----------  ----------  ------------  -------------
       Total Additions . . . . . . . . . .   3,968,069    4,972,461   (3,382,277)    (6,089,101)
                                            -----------  ----------  ------------  -------------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .      96,319       61,921       99,645        145,749
    Forfeitures. . . . . . . . . . . . . .           -            -         (286)           271
    Loan disbursements . . . . . . . . . .      61,260       57,922        5,257         32,826
    Other deductions . . . . . . . . . . .           -           78        1,861          3,337
                                            -----------  ----------  ------------  -------------
         Total Deductions. . . . . . . . .     157,579      119,921      106,477        182,183
                                            -----------  ----------  ------------  -------------

   Net increases (decreases) . . . . . . .   3,810,490    4,852,540   (3,488,754)    (6,271,284)
                                            -----------  ----------  ------------  -------------

Transfers out. . . . . . . . . . . . . . .      40,882       40,360            -              -

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .           0            0    3,488,754      6,271,284
                                            -----------  ----------  ------------  -------------
     End of year . . . . . . . . . . . . .  $3,769,608   $4,812,180  $         0   $          0
                                            ===========  ==========  ============  =============



Continued on next page

See accompanying notes.


                                        POLICY MANAGEMENT SYSTEMS CORPORATION
                                           401 (K) RETIREMENT SAVINGS PLAN
                STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                         FOR THE YEAR ENDED DECEMBER 31, 1998
                                                     (CONTINUED)



                                            Smith            Evergreen     Putnam OTC    First Union
                                            Barney           Growth &       & Emerging   Enhanced
                                            International    Income        Growth        Stock Market    Total
                                            ---------------  ------------  ------------  --------------  ------------

Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $      377,262   $   154,246   $   585,939   $     197,048   $ 20,185,789
    Dividends and interest . . . . . . . .             510         3,713            93             330      8,069,090
                                            ---------------  ------------  ------------  --------------  ------------
                                                   377,772       157,959       586,032         197,378     28,254,879
                                            ---------------  ------------  ------------  --------------  ------------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .               -             -             -               -      5,265,815
     Employee. . . . . . . . . . . . . . .         102,377       149,768       178,568         132,100     13,252,407
                                            ---------------  ------------  ------------  --------------  ------------
                                                   102,377       149,768       178,568         132,100     18,518,222
                                            ---------------  ------------  ------------  --------------  ------------

  Transfers. . . . . . . . . . . . . . . .      (2,783,357)   (2,015,481)   (5,036,018)     (1,624,150)             0
  Loan repayments. . . . . . . . . . . . .          15,886        11,115        34,301          17,545        261,168
  Other additions. . . . . . . . . . . . .              45            34            76              28        150,437
                                            ---------------  ------------  ------------  --------------  ------------
       Total Additions (Deductions). . . .      (2,287,277)   (1,696,605)   (4,237,041)     (1,277,099)    47,184,706
                                            ---------------  ------------  ------------  --------------  ------------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .          88,405        28,162        74,279          16,150      6,908,881
    Forfeitures. . . . . . . . . . . . . .               -             -             -               -              0
    Loan disbursements . . . . . . . . . .           6,000           281        10,403             193              0
    Other deductions . . . . . . . . . . .           1,309         1,009         2,388             801        150,339
                                            ---------------  ------------  ------------  --------------  ------------
         Total Deductions (Additions). . .          95,714        29,452        87,070          17,144      7,059,220
                                            ---------------  ------------  ------------  --------------  ------------

   Net increases (decreases) . . . . . . .      (2,382,991)   (1,726,057)   (4,324,111)     (1,294,243)    40,125,486
                                            ---------------  ------------  ------------  --------------  ------------

Transfers out. . . . . . . . . . . . . . .               -             -             -               -      3,781,168

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .       2,382,991     1,726,057     4,324,111       1,294,243    118,273,419
                                            ---------------  ------------  ------------  --------------  ------------
     End of year . . . . . . . . . . . . .  $            0   $         0   $         0   $           0   $154,617,737
                                            ===============  ============  ============  ==============  ============



See accompanying notes.


                                     POLICY MANAGEMENT SYSTEMS CORPORATION
                                        401 (K) RETIREMENT SAVINGS PLAN
             STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                            Fidelity      Fidelity      Fidelity     Evergreen
                                            Retirement    Puritan       Magellan     Short-Int.
                                            Loan          Government    Mutual       Mutual        Bond
                                            ------------  ------------  -----------  ------------  -----------
Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $         -   $         -   $ 2,320,047  $ 4,304,540   $  (13,261)
    Dividends and interest . . . . . . . .            -       971,191     1,911,834    1,931,933      231,435
                                            ------------  ------------  -----------  ------------  -----------
                                                      -       971,191     4,231,881    6,236,473      218,174
                                            ------------  ------------  -----------  ------------  -----------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .            -             -             -            -            -
     Employee. . . . . . . . . . . . . . .            -       836,191     2,122,397    2,714,562      441,590
                                            ------------  ------------  -----------  ------------  -----------
                                                      -       836,191     2,122,397    2,714,562      441,590
                                            ------------  ------------  -----------  ------------  -----------

  Transfers. . . . . . . . . . . . . . . .       (9,450)   (1,397,817)    1,145,221   (1,065,681)    (299,430)
  Loan repayments. . . . . . . . . . . . .     (734,994)      130,564       307,902      412,622       58,882
  Other additions. . . . . . . . . . . . .        8,075        11,771         4,903        5,793        1,052
                                            ------------  ------------  -----------  ------------  -----------
       Total Additions (Deductions). . . .     (736,369)      551,900     7,812,304    8,303,769      420,268
                                            ------------  ------------  -----------  ------------  -----------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .      178,881     1,476,080     1,191,135    1,852,997      136,266
    Forfeitures. . . . . . . . . . . . . .            -          (807)           19          451           36
    Loan disbursements . . . . . . . . . .     (912,736)      165,473       221,873      214,130       42,602
    Other deductions . . . . . . . . . . .            -       330,428         1,181        6,382        5,413
                                            ------------  ------------  -----------  ------------  -----------
         Total Deductions (Additions). . .     (733,855)    1,971,174     1,414,208    2,073,960      184,317
                                            ------------  ------------  -----------  ------------  -----------

   Net increases (decreases) . . . . . . .       (2,514)   (1,419,274)    6,398,096    6,229,809      235,951
                                            ------------  ------------  -----------  ------------  -----------

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .    3,070,700    19,005,461    18,040,142   23,978,638    3,252,803
                                            ------------  ------------  -----------  ------------  -----------
     End of year . . . . . . . . . . . . .  $ 3,068,186   $17,586,187   $24,438,238  $30,208,447   $3,488,754
                                            ============  ============  ===========  ============  ===========



Continued on next page

See accompanying notes.


                                 POLICY MANAGEMENT SYSTEMS CORPORATION
                                    401 (K) RETIREMENT SAVINGS PLAN
         STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                                 FOR THE YEAR ENDED DECEMBER 31, 1997
                                              (CONTINUED)



                                            Smith         Smith          Smith
                                            PMSC          Barney         Barney           Barney
                                            Stock         Fundamental    International    Equities
                                            ------------  -------------  ---------------  ------------

Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $ 7,842,344   $    407,686   $       13,695   $  (289,813)
    Dividends and interest . . . . . . . .        4,737        363,992              505           734
                                            ------------  -------------  ---------------  ------------
                                              7,847,081        771,678           14,200      (289,079)
                                            ------------  -------------  ---------------  ------------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .    3,848,001              -                -             -
     Employee. . . . . . . . . . . . . . .      346,094        675,979          315,831       284,188
                                            ------------  -------------  ---------------  ------------
                                              4,194,095        675,979          315,831       284,188
                                            ------------  -------------  ---------------  ------------

  Transfers. . . . . . . . . . . . . . . .     (508,078)       397,824         (322,032)   (4,350,208)
  Loan repayments. . . . . . . . . . . . .       45,953         88,695           41,671        42,549
  Other additions. . . . . . . . . . . . .          902          2,173            1,117           337
                                            ------------  -------------  ---------------  ------------
       Total Additions (Deductions). . . .   11,579,953      1,936,349           50,787    (4,312,213)
                                            ------------  -------------  ---------------  ------------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .      616,956        145,551           67,809        70,731
    Forfeitures. . . . . . . . . . . . . .          439            (66)             (10)          (67)
    Loan disbursements . . . . . . . . . .      155,683         50,609           28,071        22,765
    Other deductions . . . . . . . . . . .       25,050          8,955            4,048         3,562
                                            ------------  -------------  ---------------  ------------
         Total Deductions (Additions). . .      798,128        205,049           99,918        96,991
                                            ------------  -------------  ---------------  ------------

   Net increases (decreases) . . . . . . .   10,781,825      1,731,300          (49,131)   (4,409,204)
                                            ------------  -------------  ---------------  ------------

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .   12,703,096      4,539,984        2,432,122     4,409,204
                                            ------------  -------------  ---------------  ------------
     End of year . . . . . . . . . . . . .  $23,484,921   $  6,271,284   $    2,382,991   $         0
                                            ============  =============  ===============  ============



Continued on next page

See accompanying notes.


                              POLICY MANAGEMENT SYSTEMS CORPORATION
                                 401 (K) RETIREMENT SAVINGS PLAN
      STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                              FOR THE YEAR ENDED DECEMBER 31, 1997
                                           (CONTINUED)




                                            Evergreen   Putnam OTC   First Union
                                            Growth &     & Emerging  Enhanced
                                            Income      Growth       Stock Market    Total
                                            ----------  -----------  -------------  ------------
Additions to net assets attributed to:
  Investment Income:
    Net appreciation (depreciation) in
      market value . . . . . . . . . . . .  $   48,364  $   261,115  $      54,667  $ 14,949,384
    Dividends and interest . . . . . . . .      60,226          200            127     5,476,914
                                            ----------  -----------  -------------  ------------
                                               108,590      261,315         54,794    20,426,298
                                            ----------  -----------  -------------  ------------

  Cash Contributions:
     Employer. . . . . . . . . . . . . . .           -            -              -     3,848,001
     Employee. . . . . . . . . . . . . . .     137,296      314,492         78,214     8,266,834
                                            ----------  -----------  -------------  ------------
                                               137,296      314,492         78,214    12,114,835
                                            ----------  -----------  -------------  ------------

  Transfers. . . . . . . . . . . . . . . .   1,470,239    3,785,384      1,154,028             0
  Loan repayments. . . . . . . . . . . . .      14,253       44,380          9,486       461,963
  Other additions. . . . . . . . . . . . .         294          736            201        37,354
                                            ----------  -----------  -------------  ------------
       Total Additions . . . . . . . . . .   1,730,672    4,406,307      1,296,723    33,040,450
                                            ----------  -----------  -------------  ------------

Deductions from net assets attributed to:
    Distributions. . . . . . . . . . . . .         773       70,914          1,960     5,810,053
    Forfeitures. . . . . . . . . . . . . .           -            5              -             0
    Loan disbursements . . . . . . . . . .       3,140        8,390              -             0
    Other deductions . . . . . . . . . . .         702        2,887            520       389,128
                                            ----------  -----------  -------------  ------------
         Total Deductions. . . . . . . . .       4,615       82,196          2,480     6,199,181
                                            ----------  -----------  -------------  ------------

   Net increases (decreases) . . . . . . .   1,726,057    4,324,111      1,294,243    26,841,269
                                            ----------  -----------  -------------  ------------

   Net assets available for plan benefits
     Beginning of year . . . . . . . . . .           0            0              0    91,432,150
                                            ----------  -----------  -------------  ------------
     End of year . . . . . . . . . . . . .  $1,726,057  $ 4,324,111  $   1,294,243  $118,273,419
                                            ==========  ===========  =============  ============



See accompanying notes.

                     POLICY MANAGEMENT SYSTEMS CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN
                         NOTES TO FINANCIAL STATEMENTS



1.  ESTABLISHMENT OF PLAN

     The Board of Directors of Policy Management Systems Corporation (the "Company") established the Policy Management Systems Corporation 401(k) Retirement Savings Plan (the "Plan") to provide a before-tax and after-tax savings retirement program for all eligible employees of the Company. The Plan became effective on April 1, 1990 and is subject to the requirements of the Employee Retirement Income Security Act of 1974 (ERISA).


2.  PLAN DESCRIPTION

GENERAL

     The following description of the Plan is provided for general information purposes only. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

ELIGIBILITY

     All employees of the Company and its participating affiliates, who are U.S. citizens or U.S. residents, who have attained the age of 18 are eligible to participate in the Plan. A Participant who chooses not to enroll in the Plan when they are first eligible may elect to participate at a later date, in accordance with the terms of the Plan. During the year, the Plan discontinued the six-consecutive month period of employment requirement for eligibility

EMPLOYEE CONTRIBUTIONS

     Participants may contribute in 1% increments up to 15% of eligible compensation as either before-tax or after-tax contributions to the Plan, or a combination of both. The maximum before-tax contribution allowed by the Internal Revenue Code of 1986, as amended (the "Code"), for 1998 was $10,000.

EMPLOYER MATCHING CONTRIBUTIONS

     The Company matches 100% of the first 3% and 50% of the next 3% of the Participant's before-tax or after-tax contributions, but not both. Employer matching contributions are invested in the Policy Management Systems Corporation Common Stock Fund.

ALLOCATIONS

     Participant's accounts are credited with the actual income derived from the investments in such accounts and with the actual expenses related to such accounts.

INVESTMENT ELECTIONS

     Each Participant is required to telephone the Plan Administrator to enroll, choose a deferral rate and designate the allocation of the Participant's contributions among the Plan's investment funds in multiples of 1%. In addition, participants may change the investment of contributions and may move their vested balances among investment funds by internet or telephone at any time.

NOTE  2  CONTINUED

In addition to the contributions specified above, Participants who receive a qualified distribution under section 401(a) of the Code, from any other tax qualified plan, may have all or part of such distribution transferred into the Plan. Such rollover contributions are subject to tax regulations imposed by the Code.

VESTING

     A Participant is always 100% vested in his or her before-tax contribution accounts, after-tax contribution accounts and rollover accounts. A Participant will become fully vested in his employer matching contribution account when the first of the following occurs: the Participant obtains five years of credited service; reaches normal retirement age; becomes permanently disabled; or becomes deceased.

FORFEITURE ALLOCATIONS

     All Participant forfeitures are used to reduce future employer matching contributions to the Plan and pay plan expenses. At December 31, 1998, the Plan had approximately $103,000 in forfeitures.

BENEFIT PAYMENTS

     The Participant's after-tax contributions may be withdrawn at any time by telephoning the Plan Administrator. In addition, a Participant may withdraw all or any part of his or her vested employer matching contributions on his or her after-tax contributions, but only to the extent that such contributions have been in the Plan for at least two full Plan years after the Plan year in which such contributions were made.

LOANS

     Participants may apply for loans greater than $1,000 from the Plan, collateralized by their account balances and repaid through payroll deduction generally subject to the following terms:

1) The total loans of any Participant at any point in time shall not exceed the lesser of (i) 50% of the Participant's vested Account balance, or (ii) $50,000 adjusted on the volume of loans outstanding to the Participant during the previous one-year period.

2) Loans may not be made in such a manner as to favor highly compensated employees, officers or shareholders.

3) No Participant shall be permitted to have more than one loan from the Plan issued and outstanding at any time.

4)  Interest  charged  on  loans  is  1%  over  the  prime  lending  rate.

5) The length and terms of repayment may not exceed 5 years, unless the purpose of the loan is for the purchase of the Participant's principal residence, in which case the loan term may be extended to ten years.

6)  All  amounts  repaid  are  credited  to  the  Participant's  account.

ADMINISTRATIVE EXPENSES

     Administrative expenses of the Plan may be paid out of Plan assets if not paid by the Company. Administrative expenses paid by the Plan for the years ended December 31, 1998 and 1997 were $150,339 and $389,128, respectively.

NOTE 2 CONTINUED

SERVICE  PROVIDER

     During 1997, Aon Consulting, Inc. served as the recordkeeper for the Plan and First Union National Bank served as the Trustee. Effective April 1, 1998, Fidelity Investments Institutional Operations Company, Inc. became the recordkeeper and Fidelity Management Trust Company serves as the Trustee for the Plan.


3.  SIGNIFICANT  ACCOUNTING  POLICIES

BASIS OF ACCOUNTING

     The accompanying financial statements have been prepared on the accrual basis in accordance with generally accepted accounting principles except that amounts relating to the individual participant-directed investment program
(Brokeragelink) have not been disclosed as separate funds. The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of additions to and deductions from net assets available for plan benefits during the reporting period. Actual results could differ from those estimates.

ACCOUNTING FOR BENEFIT DISTRIBUTIONS

     In accordance with guidance issued by the American Institute of Certified Public Accountants, the Plan accounts for distributions such that all amounts elected to be withdrawn and distributed from the Plan by Participants are not recorded as a liability in the Statement of Net Assets Available for Plan Benefits. As of December 31, 1998 and 1997, $0 and $212,012 have been allocated to accounts of persons who have withdrawn from participation in the earnings and operations of the Plan, but for which disbursement of those funds from the Plan has not yet been made. The following is a reconciliation to the amounts reported on Form 5500:




                                                          1998          1997
                                                      ------------  -------------

Net assets available for plan benefits as stated
  in the financial statements                         $154,617,737  $118,273,419

Less: Distributions payable                                      0      (212,012)
                                                      ------------  -------------

Net assets available for plan benefits per Form 5500  $154,647,737  $118,061,407
                                                      ============  =============




In addition, the financial statements differ from the Form 5500 by the same amount for distributions on the Statement of Changes in Net Assets.

NOTE  3  CONTINUED

INVESTMENTS

     Each fund is valued at quoted market prices to determine a current fund value. Investments in securities for which exchange quotations are readily available are valued at the last sale price, or, if no sale, at the closing bid price. Debt securities are valued in the same manner or in some other manner, if, in the opinion of the Board of trustees, such other manner would more accurately reflect the fair value of such debt securities. Short-term investments (consisting primarily of money-market funds) are valued either at amortized cost or original cost plus accrued interest, both of which approximate market value.

The Plan presents in the statement of changes in net assets available for plan benefits the net appreciation (depreciation) in the fair value of its investments which consists of the realized gains or losses and the unrealized appreciation (depreciation) on those investments.

Through March 31, 1998, the investment options available through First Union were as follows: Fidelity Retirement Government Money Market, Fidelity Puritan Fund, Fidelity Magellan Fund, Evergreen Short-Intermediate Bond Fund, PMSC Stock Fund, Smith Barney Fundamental Value Fund, Smith Barney International Equity Portfolio, Evergreen Growth & Income Fund, Putnam OTC & Emerging Growth Fund, and First Union Enhanced Stock Market Fund.

     After the Plan changed trustees to Fidelity, the investment options, based on descriptions provided by the Fund Managers, were as follows:

Fidelity Retirement Government Money Market: This fund consists of short-term money market securities in which the U.S. government or its agencies guarantee timely payment of principal and interest.

MAS Fixed Income Portfolio: This fund is an income-producing bond mutual fund consisting of all types of bonds including U.S. government or agency securities, corporate bonds, mortgage securities, and international bonds.

Fidelity Puritan Fund: This fund consists of high-yielding U.S. and foreign securities and common and preferred stocks, and bonds of any quality or maturity.

MAS Value Portfolio: This fund consists mostly of stocks of larger companies that are considered undervalued.

Spartan U.S. Equity Index Fund: This fund invests primarily in S&P 500 companies and in other securities that are based on the value of the index.

Fidelity Magellan Fund: This fund consists primarily of common stocks of companies with above average growth potential and a correspondingly higher level of risk.

PIMCO Mid-Cap Growth Fund: This fund consists of common stocks of companies worth at least $500 million with potential for growth.

Neuberger & Berman Genesis Trust: This fund consists of common stocks of small companies with market capitalization of up to $1.5 billion at the time of investment and with solid performance histories and proven management.

Fidelity Diversified International Fund: This fund consists of stocks of companies located outside the U.S. which are undervalued compared to industry norms in their countries.

PMSC Stock Fund: This fund consists of the common stock of Policy Management Systems Corporation as well as short-term investments.

NOTE  3  CONTINUED

Fidelity Brokerage Link: This fund is a brokerage account which gives the participant a wide variety of investment options including stocks, bonds, mortgage securities, certificates of deposit, foreign securities, and other mutual funds.


4.  TAX  STATUS

     The Internal Revenue Service has determined and informed the Company by letter dated November 1996, that the Plan is designed in accordance with Sections 401(k) and 401(a) of the Code. The Plan Administrator believes that the Plan is written and is currently being operated in compliance with the applicable requirements of the Code. The Trust is exempt from federal income taxes under section 501(a) of the Code.


5.  TERMINATION OF PLAN

     The Company expects and intends to continue the Plan in force indefinitely, but has reserved the right to amend or terminate the Plan as necessary. If the Plan were to be terminated, Participants would become fully vested and all assets of the Plan would be distributed to the individual Participants based upon the vested balances in their individual accounts at the date of termination.


6.  RELATED PARTY TRANSACTIONS

     The Plan purchases, on behalf of Participants, shares of the Company's common stock in accordance with individual Participant's investment elections. During the Plan year ended December 31, 1998, the Plan purchased 94,282 shares at an aggregate cost of $5,223,517 and sold 92,815 shares for aggregate proceeds of $5,101,105 and realized gains of $2,087,936. During the Plan year ended December 31, 1997, the Plan purchased 127,114 shares at an aggregate cost of $6,286,648 and sold 57,750 shares for aggregate proceeds of $3,006,716 and realized gains of $347,647. The Plan also had 684,880 and 337,594 shares of the Company's common stock with a fair value of $34,586,440 and $23,484,051 at December 31, 1998 and 1997, respectively.

                             SUPPLEMENTAL SCHEDULES


                         POLICY MANAGEMENT SYSTEMS CORPORATION
                             401(K) RETIREMENT SAVINGS PLAN
                     FORM 5500, ITEM 27(A)-SCHEDULE OF ASSETS HELD
                                FOR INVESTMENT PURPOSES
                                   DECEMBER 31, 1998



                                                      Current
 Fund Name                                            Shares     Cost         Value
----------------------------------------              -------  -----------  -----------
Brokeragelink (1)                                     N/A      $       N/A  $ 1,245,485

MAS Fixed Income Portfolio                             326,810    3,954,418   3,830,220

MAS Value Portfolio                                    152,707    2,747,006   2,203,558

Neuberger & Berman Genesis Trust                       185,330    4,202,859   3,769,608

PIMCO Mid-Cap Growth Fund                              290,422    6,900,547   6,685,518

PMSC Stock Fund*                                     2,820,840   17,835,620  34,586,440

PMSC Stock Fund cash (3)*                             N/A           633,436     633,436

Fidelity Puritan Fund                                1,437,973   24,810,368  28,860,112

Fidelity Magellan Fund                                 358,042   30,414,901  43,258,709

Fidelity Diversified International Fund                145,021    2,650,365   2,569,785

Fidelity Retirement
Government Money Market                             18,647,464   18,647,464  18,647,464

Spartan US Equity Index Fund                           109,467    4,367,189   4,812,180

Loans Outstanding (2)                                 N/A      N/A            3,515,222



*  Indicates  party-in-interest  to  the  Plan.
(1)  Brokeragelink  is  a  participant directed fund; shares and cost are not available
(2)  Share  and  cost  are  not  applicable  to  Loans  Outstanding
(3) Fidelity Institutional Cash Portfolio

                      POLICY MANAGEMENT SYSTEMS CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN
           FORM 5500, ITEM 27(D) - SCHEDULE OF REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



SINGLE TRANSACTIONS EXCEEDING 5% OF NET ASSETS
                                                                Value  of
  Transactions                                                  Asset  on
       by           Number of        Selling        Cost of     Transaction Net Gain
      Fund         Transactions         Price         Asset        Date      (Loss)
--------------     ------------      --------     ---------     ----------  --------

Smith Barney Fundamental  1        $6,633,492    $5,437,581     $6,633,492  $1,195,911

PIMCO Mid Cap Growth      1                       6,632,632     6,632,632




SERIES OF TRANSACTIONS EXCEEDING 5% OF NET ASSETS (EXCLUSIVE OF THE ABOVE TRANSACTIONS)



                                                                       Value of
     Transactions                                                      Asset on
            by                 Number of     Selling      Cost of      Transaction   Net Gain
          Fund                 Transactions  Price        Asset        Date            (Loss)
-----------------------------  ------------  -----------  -----------  ------------  ----------

Fidelity Retirement
Government
Money Market. . . . . . . . .           125  $            $ 7,478,865  $  7,748,865  $

Fidelity Retirement
Government
Money Market. . . . . . . . .           135    6,413,711    6,413,711     6,413,711           0

Fidelity Puritan. . . . . . .           158    8,217,563    8,217,563

Fidelity Puritan. . . . . . .           129    4,950,907    4,891,091     4,891,616     680,166

Evergreen Select Money Market             *   17,682,848   17,682,848

Evergreen Select Money Market             *   17,682,848   17,682,848    17,682,848           0

Valiant General Fund #62. . .             *    9,253,071    9,253,071

Valiant General Fund #62. . .             *    9,256,741    9,256,741     9,256,741           0



*Omitted from schedule by Trustee.